Exhibit 99.4

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                    Servicer

                                       and

                              BANK OF AMERICA, N.A.
                                  Sub-Servicer

                             SUB-SERVICING AGREEMENT

                            Dated as of March 1, 2006


                       GE Commercial Mortgage Corporation
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2006-C1


      This is a Sub-Servicing Agreement (the "Agreement"), dated as of March 1, 2006, by and between BANK OF AMERICA, N.A., having an office at 555 S. Flower Street, 6th Floor, CA9-706-06-42, Los Angeles, California 90071, and its successors and assigns (the "Sub-Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION, having an office at NC 1075, 8739 Research Drive, URP-4, Charlotte, North Carolina 28288-1075, and its successors and assigns (the "Servicer").

                              W I T N E S S E T H:

      WHEREAS, GE COMMERCIAL MORTGAGE CORPORATION (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION (the "Trustee"), LNR PARTNERS, INC. (the "Special Servicer") and the Servicer have entered into that certain Pooling and Servicing Agreement dated as of March 1, 2006, as amended, modified and restated from time to time (the "Pooling and Servicing Agreement"), whereby the Servicer shall service certain mortgage loans on behalf of the Trustee;

      WHEREAS, Section 3.22 of the Pooling and Servicing Agreement permits the Servicer to enter into agreements with Sub-Servicers for the sub-servicing of the Mortgage Loans; and

      WHEREAS, the Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the "Mortgage Loan Schedule") attached hereto (the "Mortgage Loans") on behalf of the Servicer.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01 Defined Terms.

      Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

      "Available Distribution Amount" shall mean, with respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Custodial Account (as defined herein) as of such date (including any amounts required to be withdrawn from any Serviced Whole Loan Custodial Account), (ii) if and to the extent not included in the amount referred to in subclause (a)(i), the aggregate amount transferred from the REO Account (if established) to the Sub-Servicer as of such date to the extent not previously remitted to the Servicer, (iii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Servicer and (iv) the aggregate amount of Prepayment Interest Shortfalls deposited by the Sub-Servicer in the Sub-Servicer Custodial Account as required by Section 3.19 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(28) of this Agreement, to the extent not previously remitted to the Servicer, net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments or (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section
3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to
Section 3.01(c)(19) of this Agreement.

      "Collection Report" shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

      "Incorporated Sections" shall have the meaning set forth in Section 3.01(b) of this Agreement.

      "Mortgage Loans" shall have the meaning specified in the recitals hereto.

      "Mortgage Loan Schedule" shall have the meaning specified in the recitals hereto.

      "P&I Advance Date" shall mean the second Business Day after each Determination Date.

      "References Modification" shall have the meaning set forth in Section 3.01(b) of this Agreement.

      "Sub-Servicing Fee" shall mean, with respect to each Mortgage Loan and REO Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(19) of this Agreement.

      "Sub-Servicing Fee Rate" shall mean, with respect to each Mortgage Loan, the rate that corresponds to such Mortgage Loan set forth on Exhibit A hereto under the heading "Sub-Servicing Fee."

                                   ARTICLE II

                      SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

      Section 2.01 Contract for Servicing; Possession of Mortgage Loan
Documents.

      The Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Mortgage File (including without limitation, any original letter of credit) in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Mortgage File shall be at the will of the Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. Within 20 days following the Closing Date the Sub-Servicer shall provide to the Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Servicer as to the original letters of credit held by the Sub-Servicer and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate.

      Section 2.02 Notice of Breach of Representations and Warranties.

      The Sub-Servicer shall promptly notify the Servicer upon becoming aware of any breach of any representations and warranties contained in the Mortgage Loan Purchase Agreement.

                                  ARTICLE III

                         SERVICING OF THE MORTGAGE LOANS

      Section 3.01 Sub-Servicer to Service.

      a) The Sub-Servicer, as an independent contractor, shall service and administer the Mortgage Loans in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement.

      (b) The Sub-Servicer shall perform, on behalf of the Servicer, all of the obligations of the Servicer (with respect to the Mortgage Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement specifically incorporated herein pursuant to Section 3.01(c) of this Agreement (the "Incorporated Sections"), as modified by Section 3.01(c) of this Agreement, and the Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies, the Fiscal Agent and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Servicer during certain periods) have with respect to the Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.21 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans that are not Specially Serviced Mortgage Loans; provided, however, that the Sub-Servicer shall continue to receive payments (and provide notice to the Servicer of such payments) and prepare all reports to the Trustee required from the Servicer under the Pooling and Servicing Agreement with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans) to the extent such provisions of the Pooling and Servicing Agreement are incorporated herein pursuant to Section 3.01(c) of this Agreement, and further to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for under Section 3.01(c) of this Agreement. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's right to service Specially Serviced Mortgage Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Depositor, the Underwriters, the Rating Agencies, the Fiscal Agent and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Servicer hereunder, (ii) references to the Servicer in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, and (iii) references to the Mortgage Loans (as defined in the Pooling and Servicing Agreement) in the Incorporated Sections and in the defined terms referenced in the Incorporated Sections shall be deemed to be references to the Mortgage Loans (such modification of the Incorporated Sections pursuant to clauses (i), (ii) and (iii) of this sentence shall be referred to herein as the "References Modification"). In each case where the Servicer is given any power to act under the provisions of the Incorporated Sections, such power is hereby delegated to the Sub-Servicer to the extent necessary to perform its obligations under this Agreement.

      (c) The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

            (1) Section 3.01. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis starting for the quarter ending in June of 2006, within 30 days of the end of such quarter the information on each Mortgage Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(34) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

            (2) Section 3.02(a), (b), (c), (d), (e) and (g) is incorporated herein. In Section 3.02(g), references to the Servicer shall be references to the Sub-Servicer, and references to the Special Servicer shall be references to the Servicer. Furthermore, the proviso of the last sentence of Section 3.02(g) of the Pooling and Servicing Agreement is not incorporated herein. The determination as to the application of amounts collected in respect of any Mortgage Loan, to the extent the application is not governed by the express provisions of the related Mortgage Note or Mortgage, shall be made by the Servicer. The Sub-Servicer may waive all charges that the Servicer is permitted to waive under Section 3.02(a) of the Pooling and Servicing Agreement without the consent of the Servicer.

            (3) Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Servicer on or prior to the Closing Date and thereafter to the Servicer upon any transfer of the Servicing Account.

            (4) Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the information on each Mortgage Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items on a quarterly basis starting for the quarter ending in June of 2006, within 30 days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(34) of this Agreement. The Sub-Servicer shall not be obligated to make any Servicing Advances, except as described in the following sentence. The Sub-Servicer shall give the Servicer not less than five Business Days' notice before the date on which the Servicer is required to make any Servicing Advance with respect to any Mortgage Loan; provided, however, that, with respect to any Servicing Advance required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Servicer with sufficient notice to enable the Servicer to make such Servicing Advance, the Sub-Servicer shall make such Servicing Advance and the Servicer shall reimburse the Sub-Servicer for such Servicing Advance within five Business Days of receipt of written request therefor and interest thereon at the Reimbursement Rate. In addition, the Sub-Servicer shall provide the Servicer with such information in its possession as the Servicer may reasonably request to enable the Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance.

            (5) Section 3.03(g). References to the Servicer shall be references to the Sub-Servicer. References to the Special Servicer shall be references to the Servicer.

            (6) Section 3.04(a). The Sub-Servicer shall establish a custodial account (hereinafter the "Sub-Servicer Custodial Account"), meeting all of the requirements of the Certificate Account, and references to the Certificate Account shall be references to such Sub-Servicer Custodial Account. The creation of any Sub-Servicer Custodial Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Servicer on or prior to the Closing Date and thereafter to the Servicer upon any transfer of the Sub-Servicer Custodial Account. For purposes of the second to last paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Custodial Account.

            (7) Section 3.04(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account and references to the Lower Tier Distribution Account shall be references to the Certificate Account. The parenthetical after the term "Available Distribution Amount" in the fourth sentence of Section 3.04(b) is not incorporated herein. Each remittance required to be made to the Servicer on the P&I Advance Date shall be made by wire transfer and shall be made by 2:00 p.m. New York City time on such date. Each month, by 2:00 p.m. New York City time on the first Business Day after receipt of any Available Distribution Amount between the P&I Advance Date and the Distribution Date, the Sub-Servicer shall forward to the Servicer by wire transfer the Available Distribution Amount for such date. Each month by 2:00 p.m. New York City time, on the first Business Day after receipt of any amounts which constitute delinquent payments on the Mortgage Loans and any related late fees or Penalty Interest (excluding any amounts to which the Sub-Servicer is entitled to as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(19) of this Agreement) that the Sub-Servicer is not required to remit to the Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Servicer by wire transfer all such amounts collected by the Sub-Servicer and not previously remitted to the Servicer. Section 3.01(c)(34) of this Agreement sets forth certain reporting requirements with respect to such remittances. The fourth paragraph of Section 3.04(b) of the Pooling and Servicing Agreement is not incorporated herein. If any check or other form of payment received by the Sub-Servicer with respect to a Mortgage Loan is returned for insufficient funds and the Sub-Servicer has previously remitted cash in the amount of such payment to the Servicer, the Servicer shall reimburse the Sub-Servicer for such amount within five Business Days after the Servicer receives notification from the Sub-Servicer of such insufficient funds.

            (8) Reserved.

            (9) Section 3.05 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Servicer for deposit in the Certificate
            Account the amounts required to be so deposited pursuant to Section 3.01(c)(7) of this Agreement;

                  (ii) to pay to itself earned and unpaid Sub-Servicing Fees in respect of each Mortgage Loan and REO Loan, the Sub-Servicer's right to payment pursuant to this clause or Condemnation Proceeds (ii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds or Condemnation Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds or Condemnation Proceeds) that are allocable as a recovery of interest thereon;

                  (iii) to pay itself, as additional servicing compensation in accordance with Section 3.11(a) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Custodial Account as provided in
            Section 3.01(c)(11) of this Agreement, but only to the extent of the Net Investment Earnings with respect to the Sub-Servicer Custodial Account for any Collection Period;

                  (iv) to clear and terminate the Sub-Servicer Custodial Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement, as modified herein; and

                  (v) any amounts deposited in the Sub-Servicer Custodial
            Account in error.

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Sub-Servicer Custodial Account pursuant to clauses (ii) and (iii) above.

            (10) Reserved.

            (11) Section 3.06 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Custodial Account, and any Servicing Account on the same terms as the Servicer may invest funds in the Certificate Account and any Servicing Account, and subject to the same rights, restrictions and obligations regarding maturity dates, gains, losses, withdrawals, possession of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Custodial Account or a Servicing Account shall be made in the name of the Trustee (in its capacity as such) and (B) the Sub-Servicer, on behalf of the Trustee for the benefit of the Certificateholders, shall maintain continuous physical possession of any Permitted Investment that is either
      (i) a "certificated security", as such term is defined in the UCC (such that the Trustee shall have control pursuant to 8-106 of the UCC) or (ii) other property in which a secured party may perfect its security interest by physical possession under the UCC or any other applicable law, and (C) in the case of any Permitted Investment held in the form of a "security entitlement" (within the meaning of Section 8-102(a)(17) of the UCC), the Sub-Servicer shall take or cause to be taken such action as the Servicer or Trustee deems reasonably necessary to cause the Trustee to have control over such security entitlement.

            (12) Section 3.07(a). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Servicer as additional insured and loss payee; Servicer shall designate in writing to the Sub-Servicer how its name shall appear. Within thirty (30) days after the execution date of this agreement, the Sub-Servicer shall forward to the Servicer a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the status of insurance policies relating to the Mortgage Loans on a quarterly basis starting for the quarter ending in June of 2006, within 30 days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(34) of this Agreement.

            (13) Section 3.07(b). References to the Certificate Account shall be references to the Sub-Servicer Custodial Account.

            (14) Section 3.07(c). The fidelity bond and insurance policies required hereunder shall also name the Servicer as additional insured and loss payee; Servicer shall designate in writing to Sub-Servicer how its name shall appear.

            (15) Section 3.07(f).

            (16) Section 3.08. References to the Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.08(a) and (b). The Sub-Servicer will not approve or consent to an assumption of a Mortgage Loan or a transfer of interest in the Mortgagor or waive any restrictions contained in the related Mortgage on transfer of an interest in the related Mortgaged Property or Mortgagor or on subordinate financing, without the prior written consent of the Servicer. The Sub-Servicer shall forward all assumptions or transfer of interest requests to the Servicer (which will forward such requests to the Special Servicer), along with any information reasonably requested by the Servicer for the analysis of such requests. The Sub-Servicer shall cooperate with and assist the Servicer in obtaining information necessary for the analysis of such requests. The Sub-Servicer shall be entitled to 100% of any assumption fees and application fees in connection with an assumption or transfer of interest request, in each case collected with respect to the Mortgage Loans to the extent that the Servicer is entitled to such fees under the Pooling and Servicing Agreement. In connection with each request for an assumption of a Mortgage Loan or a transfer of interest in the Mortgagor, the Sub-Servicer shall pay the Servicer (a) $1,500 if the related Mortgage Loan has a then current principal balance of less than $5,000,000 and (b) $3,000 if the related Mortgage Loan has a then current principal balance of equal to or greater than $5,000,000. The Sub-Servicer shall forward all subordinate financing requests to the Servicer (which will forward such requests to the Special Servicer), along with any information reasonably requested by the Servicer for the analysis of such requests.

            (17) Section 3.09. References to the Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.09 of the Pooling and Servicing Agreement.

            (18) Section 3.10. The references to the Certificate Account in
      Section 3.10(a) and in Section 3.10(b) shall be references to the Sub-Servicer Custodial Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Custodial Account.

            (19) Section 3.11(a) and (c). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. All references to the Certificate Account and the Interest Reserve Account shall be references to the Sub-Servicer Custodial Account. Any late payment or other fees including Penalty Charges paid in respect of a delinquent loan to which the Servicer is entitled under the Pooling and Servicing Agreement (other than as payment of interest on Advances or additional Trust Fund expenses) shall be paid to the Sub-Servicer. The Sub-Servicer shall be entitled to Prepayment Interest Excesses to the extent not needed by the Servicer to offset Prepayment Interest Shortfalls under Section 3.19(a) of the Pooling and Servicing Agreement (such Prepayment Interest Excesses to be applied pro rata along with any other Prepayment Interest Excesses in the same Collection Period to cover Prepayment Interest Shortfalls). The Sub-Servicer shall remit any Prepayment Interest Excesses to the Servicer as part of the Available Distribution Amount. On the P&I Advance Date (as defined in the Pooling and Servicing Agreement) the Servicer shall promptly remit any Prepayment Interest Excesses that the Sub-Servicer is entitled to under the previous sentence to the Sub-Servicer. The Sub-Servicer shall be entitled to 100% of any modification, consent, waiver, earnout, or assumption fees, application fees or other fees or charges in connection with an assumption, modification or similar request, in each case collected with respect to the Mortgage Loans to the extent that the Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement.

            (20) Reserved.

            (21) Section 3.11(b). References to the Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.11(b). Any such fees referred to in Section 3.11(b) recovered by the Sub-Servicer shall be paid by the Sub-Servicer to the Servicer for distribution in accordance with the Pooling and Servicing Agreement.

            (22) Reserved.

            (23) Section 3.12(a) and (b). The Sub-Servicer shall promptly (but in no event later than 30 days after the related inspection or collection, as applicable) forward to the Servicer a copy of all inspection reports prepared by the Sub-Servicer and all operating statements and rent rolls collected by the Sub-Servicer. The Sub-Servicer shall promptly forward each CMSA NOI Adjustment Worksheet and CMSA Operating Statement Analysis Report to the Servicer after each update. Notwithstanding the foregoing, the Sub-Servicer shall not (a) perform inspections (b) prepare inspection reports and/or (c) collect financial statements and/or rent rolls with respect to the Mortgage Loans identified on the Mortgage Loan Schedule attached as Exhibit A hereto as the Weston Ranch - Sterling and the Shops at Weston Ranch - Sterling.

            (24) Section 3.12(d) is not incorporated herein. The Sub-Servicer shall deliver to the Servicer, no later than 1:00 p.m. New York City time on the first Business Day following the Determination Date, by electronic transmission in the format designated by the Servicer, a CMSA Loan Periodic Update File, a CMSA Loan Level Reserve - LOC Report, a CMSA Delinquent Loan Status Report, the CMSA Property File, the CMSA Financial File, the CMSA Comparative Financial Status Report and a CMSA Servicer Watch List Report, each providing the required information as of such Determination Date; provided, however, that the Sub-Servicer shall not be required to prepare or deliver any of the files or reports comprising the CMSA Investor Reporting Package (other than the CMSA Loan Periodic Update
      File) before the first Business Day after the third Determination Date following the Closing Date. The Sub-Servicer shall deliver to the Servicer, no later than 1:00 p.m. New York City time on the first Business Day of each calendar month, by electronic transmission in the format designated by the Servicer, an interim CMSA Delinquent Loan Status Report providing the required information as of the last Business Day of the preceding calendar month.

            (25) Reserved.

            (26) Reserved.

            (27) Section 3.15. The proviso and last two sentences of Section
      3.15 are not incorporated herein.

            (28) Section 3.19(a) and (b). The Sub-Servicer shall deposit all Compensating Interest Payments in the Sub-Servicer Custodial Account on each P&I Advance Date. References to Servicing Fees in Section 3.19(a) shall be references to the Servicing Fee as defined in the Pooling and Servicing Agreement. The Sub-Servicer shall forward to the Servicer any notices of default under the related Ground Lease received from a ground lessor upon receipt thereof.

            (29) Section 3.20(a), (f), (g), (i) and (m). The Sub-Servicer will not approve or consent to any modification, extension, waiver or amendment, with respect to any Mortgage Loan. To the extent the Servicer has the obligation and authority under the Pooling and Servicing Agreement, the Sub-Servicer may approve any lease or extension or renewal thereof (if applicable), with respect to any Mortgage Loan with a Stated Principal Balance that is less than the lesser of (1) an amount greater than 5% of the then aggregate outstanding principal balances of the Mortgage Loans or (2) $35,000,000, subject to any restrictions and requirements under the Pooling and Servicing Agreement (including, without limitation, Section 12.10 of the Pooling and Servicing Agreement). The Sub-Servicer shall forward all requests for such matters (except for those that the Sub-Servicer is permitted to process as contemplated above) to the Servicer along with all information contained in the Mortgage File reasonably requested by the Servicer for the analysis of such requests. Notwithstanding the foregoing the Sub-Servicer shall not be required to forward any documentation or obtain the consent of the Servicer in connection with any of the actions covered under clause (i) through (v) of the second paragraph of Section 3.20(a) of the Pooling and Servicing Agreement. Except as provided in Section 3.01(c)(19), all modification fees and other fees or charges in connection with such matters shall be charged by and paid to the Servicer. The Sub-Servicer will not accept any Principal Prepayment with respect to any Mortgage Loan or permit any defeasance without the written consent of the Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments or defeasance to the Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer. The Sub-Servicer shall have no obligation to calculate any defeasance amount.

            (30) Section 3.21(a) and (c). The Sub-Servicer shall immediately notify the Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Servicer. Upon receipt by the Servicer of notice from the Special Servicer that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan shall resume.

            (31) Sections 3.21(b) and (d) are not incorporated herein. The Sub-Servicer shall give immediate notice to the Servicer of any Servicing Transfer Event and shall maintain ongoing payment records with respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan or an REO Property and shall timely provide the Servicer and the Special Servicer with any information required by either to perform their respective duties under the Pooling and Servicing Agreement.

            (32) Section 3.22. References to the Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.22 of the Pooling and Servicing Agreement. Each and every one of the terms and conditions of Section 3.22 of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer may not enter into any new Sub-Servicing Agreements in connection with the Mortgage Loans and shall directly service the Mortgage Loans in accordance with the terms and conditions of this Agreement.

            (33) Section 3.23(a) and (c). The Sub-Servicer is authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to ensure the enforceability of any related Loan. The Sub-Servicer is an approved conventional seller/servicer of mortgage loans for Freddie Mac or Fannie Mae or a Department of Housing and Urban Development ("HUD") approved servicer. Each insurance policy and fidelity bond referenced in Section 3.07(c) of the Pooling and Servicing Agreement names the Servicer as an additional insured and loss payee. The net worth of the Sub-Servicer determined in accordance with generally accepted accounting principles is not less than $15 million or the minimum net worth requirement of Freddie Mac, as it may be modified from time to time, whichever is greater. The Sub-Servicer is not a Prohibited Party.

            (34) Section 4.02(b) is not incorporated herein. The Sub-Servicer shall deliver to the Servicer by electronic transmission in a format designated by the Servicer (a) not later than 1:00 p.m. New York City time on the first Business Day following the Determination Date, the Collection Report (the information therein to be stated as of the Determination Date) and (b) not later than 1:00 p.m., New York City time on the first Business Day following the Determination Date in March, June, September and December of each year, the information on the Mortgage Loans, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents, on a quarterly basis starting for the quarter ending in June of 2006, within 30 days of the end of such quarter required by and in the form of Exhibit E attached hereto. The Sub-Servicer shall deliver to the Servicer on the second Business Day of each month by electronic transmission in a format designated by the Servicer, a remittance report containing scheduled balance information for each Mortgage Loan reflecting the scheduled Periodic Payment for such month in the form of Exhibit G attached hereto. In addition, on each day that the Sub-Servicer forwards to the Servicer any funds pursuant to Section 3.01(c)(7) of this Agreement, the Sub-Servicer shall deliver to the Servicer by electronic transmission in a format designated by the Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Servicer and Special Servicer not later than 4:00 p.m. New York City Time on the first Business Day following the Determination Date, a certification in the form of Exhibit J attached hereto.

            (35) Section 4.03 is not incorporated herein. The Sub-Servicer shall have no obligation to make P&I Advances.

      (36) Sections 11.01, 11.03, 11.05, 11.07, 11.08, 11.09, 11.10, 11.11,
11.12 and 11.13. The Sub-Servicer shall perform all obligations and be subject to all restrictions and requirements applicable to the Servicer, a "Sub-Servicer," "Additional Servicer," "Certifying Servicer," "Servicing Function Participant" or "Reporting Servicer" in such Sections (including, without limitation, those deliveries or duties that the Pooling and Servicing Agreement requires the Servicer to use commercially reasonable efforts to cause a "Sub-Servicer," "Additional Servicer," "Certifying Servicer," "Servicing Function Participant" or "Reporting Servicer" to make or perform). Items required by Sections 11.08, 11.11, 11.12 and 11.13 shall be delivered by the Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) by March 1st (subject to a grace period through two Business Days before March 15th) of each year, beginning in 2007, except that as set forth in the Pooling and Servicing Agreement with respect to years in which the Trust is not subject to Exchange Act reporting requirements. In such years, such items (other than the item required by Section 11.08) shall be delivered two Business Days before the Servicer is required to deliver comparable items under the Pooling and Servicing Agreement. If the Sub-Servicer is a Servicing Function Participant, the items required by Sections 11.08, 11.11, 11.12 and 11.13 shall be delivered to the Servicer and the Persons specified in such Sections, and if the Sub-Servicer is not a Servicing Function Participant, the items required by Sections 11.08, 11.11, 11.12 and 11.13 shall be delivered only to the Servicer. The Sub-Servicer shall provide all reasonable cooperation and assistance (with respect to information regarding the Sub-Servicer or the Mortgage Loans) to enable the Servicer to comply with its obligations under Article XI of the Pooling and Servicing Agreement, including, without limitation, providing to the Servicer in a timely manner, Additional Form 10-K Disclosure with respect to itself under Item 1117 of Regulation AB and with respect to affiliations with the Trustee or Special Servicer under Item 1119(a) of Regulation AB, and any Reportable Event with respect to Item 6.02 of Form 8-K as to the Sub-Servicer.

      The Sub-Servicer shall indemnify and hold harmless each Certification Party (and any comparable party in an Other Securitization) and the Servicer from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by such Certification Party (and any comparable party in an Other Securitization) or the Servicer arising out of (i) a breach of its obligations to provide any of the annual compliance statements or annual assessment of servicing criteria or attestation reports pursuant to this Agreement or (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations hereunder.

      If the indemnification provided for herein is unavailable or insufficient to hold harmless any Certification Party (and any comparable party in an Other Securitization) or the Servicer, then the Sub-Servicer shall contribute to the amount paid or payable to the Certification Party (and any comparable party in an Other Securitization) or the Servicer as a result of the losses, claims, damages or liabilities of the Certification Party (and any comparable party in an Other Securitization) or the Servicer in such proportion as is appropriate to reflect the relative fault of the Certification Party (and any comparable party in an Other Securitization) or the Servicer on the one hand and the Sub-Servicer on the other in connection with a breach of the Sub-Servicer's obligations pursuant to this section (or breach of its representations or obligations under this Agreement to provide any of the annual compliance statements or annual servicing criteria compliance reports or attestation reports or otherwise comply with the requirements of Article XI of the Pooling and Servicing Agreement) or the Sub-Servicer's negligence, bad faith or willful misconduct in connection therewith.

      Section 3.02 Merger or Consolidation of the Sub-Servicer.

      The Sub-Servicer shall keep in full effect its existence, rights and franchises as a national banking association under the laws of the United States.

      Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a business entity whose business includes the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, (ii) must be an approved servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD approved servicer, (iii) must be acceptable to the Servicer, and (iv) shall have assumed in writing the obligations of the Sub-Servicer under this Agreement.

      Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

      Neither the Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against liability for any breach of representation, warranty or covenant made herein, or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of negligent disregard of obligations and duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal or administrative action (whether in equity or at law), proceeding, hearing or examination that is not incidental to its respective duties under this Agreement or which, in its opinion may involve it in any ultimate expenses or liability; provided, however, the Sub-Servicer may involve it in any ultimate expenses or liability; provided, however, the Sub-Servicer may, with the consent of the Servicer, undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom, to the extent the same are expenses, costs and liabilities of the Trust Fund pursuant to the Pooling and Servicing Agreement, shall be expenses, costs and liabilities of the Servicer and the Sub-Servicer shall be entitled to be reimbursed therefor from the Servicer upon written demand.

      Section 3.04 Sub-Servicer Not to Resign.

      The Sub-Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Sub-Servicer and the Servicer, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Servicer.

      Section 3.05 No Transfer or Assignment of Servicing.

      With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Servicer has acted in reliance upon the Sub-Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall not either assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the "Sub-Servicing Rights"), the Sub-Servicer shall allow the Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Sub-Servicer. If after receipt by the Sub-Servicer of all bids, the Servicer is not the highest bidder, the Servicer will be given the opportunity to submit a second bid and final bid, which bid shall be given equal consideration with all other bids.

      Section 3.06 Indemnification.

      The Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Servicer, may sustain arising from or as a result of any willful misfeasance, bad faith or negligence of the Servicer or Sub-Servicer, as applicable, in the performance of its obligations and duties under this Agreement or by reason of negligent disregard by the Servicer or Sub-Servicer, as applicable, of its duties and obligations hereunder or by reason of breach of any representations or warranties made herein; provided, that such indemnity shall not cover indirect or consequential damages. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Servicer or the Sub-Servicer. The Sub-Servicer shall have no direct rights of indemnification that may be satisfied out of assets of the Trust Fund. The Sub-Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Sub-Servicer's representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. The Sub-Servicer shall indemnify the Trustee for any and all reasonable out-of-pocket costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers-of-attorney by the Sub-Servicer.

                                   ARTICLE IV

                                     DEFAULT

      Section 4.01 Events of Default.

      In case one or more of the following events (each, an "Event of Default") by the Sub-Servicer shall occur and be continuing, that is to say:

      (a) any failure by the Sub-Servicer to deposit into the Sub-Servicer Custodial Account, any Servicing Account or any REO Account, or to deposit into, or to remit to the Servicer for deposit into, the Certificate Account, on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement; or

      (b) any failure on the part of the Sub-Servicer to observe or perform its obligations and duties in strict accordance with Sections 3.01(c)(12), (13) and
(14) of this Agreement; or

      (c) any failure on the part of the Sub-Servicer to (a) timely make available and certify to the Servicer the information called for on Exhibit E attached hereto as required by Section 3.01(c)(34) of this Agreement, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control, or (b) timely provide to the Servicer the Collection Report which failure continues unremedied for one (1) Business Day; or

      (d) the Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to the Servicer any report required by this Agreement to be provided to the Servicer, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control; or

      (e) any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement which continues unremedied for a period of twenty (20) days (ten (10) days in the case of payment of insurance premiums) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Servicer; or

      (f) the Sub-Servicer shall fail to deliver to the Servicer any Performance Certification as required by Section 11.08 of the Pooling and Servicing Agreement as incorporated by Section 3.01(c)(36) of this Agreement, which failure in any case continues unremedied three (3) Business Days immediately preceding the day the Servicer is required to deliver any certification under
Section 11.08 of the Pooling and Servicing Agreement; or

      (g) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 3.23 of the Pooling and Servicing Agreement which materially and adversely affects the interests of the Servicer or any Class of Certificateholders or any affected holder of any Serviced Pari Passu Loan or Serviced B Note and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Servicer; or

      (h) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

      (i) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

      (j) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

      (k) the Sub-Servicer shall cease to be an approved servicer of multifamily mortgage loans for at least one of Freddie Mac, Fannie Mae or HUD; or

      (l) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

      (m) the net worth of the Sub-Servicer, determined in accordance with generally accepted accounting principles shall decline to less than $15 million or the minimum net worth requirement of Freddie Mac, as it may be modified from time to time, whichever is greater; or

      (n) the Trustee has received written notice from Fitch that the continuation of the Sub-Servicer in that capacity would result, or has resulted, in a downgrade or withdrawal of any rating then assigned by Fitch or any class of Certificates or any class of Serviced Pari Passu Loan Securities; or

      (o) the Sub-Servicer is no longer rated CPS3 or higher by Fitch or its equivalent; or

      (p) Moody's places the rating of any Class of Certificates or any class of Serviced Pari Passu Loan Securities on "watchlist" status for possible ratings downgrade or withdrawal (or Moody's has downgraded or withdrawn its rating for any Class of Certificates or any class of Serviced Pari Passu Loan Securities) citing servicing concerns with respect to the Sub-Servicer as the sole cause or a material factor in such rating action; or

      (q) the Sub-Servicer is removed from S&P's approved master servicer list and either (a) is not reinstated within 60 days of removal or (b) any of the ratings assigned to the Certificates or the Serviced Pari Passu Loan Securities are qualified, downgraded, or withdrawn in connection with such removal, whichever is earlier; or

      (r) during the time the Trust is subject to reporting requirements of the Exchange Act, the failure of the Sub-Servicer to comply with any of the requirements under Article XI of the Pooling and Servicing Agreement, including the failure to deliver any reports or certificates at the time such report or certification is required under Article XI of the Pooling and Servicing Agreement; or

      (s) during the time the Trust is subject to reporting requirements of the Exchange Act, the failure of the Sub-Servicer to comply with any requirements to deliver any items required by Items 1122 and 1123 of Regulation AB under any other pooling and servicing agreement relating to any transaction similar to the Subject Securitization Transaction; or

      (t) the Sub-Servicer is a Prohibited Party.

      If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Servicer or the Depositor may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Servicer pursuant to and under this Section, and, without limitation, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this Section, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder, including, without limitation, the transfer within one Business Day to the Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Custodial Account, the Certificate Account, any Servicing Account, any REO Account and any Reserve Account, or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section
3.03 of this Agreement notwithstanding any such termination).

      In addition to any other rights the Servicer may have hereunder, if the Sub-Servicer fails to remit to the Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Servicer interest on the amount of such late remittance at the rate of Wachovia Bank, National Association cost of funds per annum, applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

      In addition to any other rights and remedies available to the Servicer hereunder or at law or equity, including, without limitation, the right to a recovery of damages, the Servicer may impose, and if so imposed, the Sub-Servicer shall pay, the penalties described in this paragraph for any failure by the Sub-Servicer to deposit into any account required hereby, or to deposit into or to remit to the Servicer for deposit into the Certificate Account, on a timely basis, any amount required to be so deposited or remitted under this Agreement, or (b) any failure by the Sub-Servicer to timely provide the Servicer any report required by this Agreement to be provided to the Servicer (each such failure referred to herein as a "Sub-Servicer Delinquency"). The Servicer may impose on the Sub-Servicer a penalty of $500.00 for the second Sub-Servicer Delinquency to occur hereunder ("Initial Sub-Servicer Delinquency"), a penalty of $1,000.00 for the next Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency, and a penalty of $1,500.00 for any other Sub-Servicer Delinquency occurring within two (2) years following an Initial Sub-Servicer Delinquency; provided, however, that if no Sub-Servicer Delinquency occurs during any two (2) year period, the first Sub-Servicer Delinquency thereafter shall be deemed to be an "Initial Sub-Servicer Delinquency". The penalties provided for in this paragraph are not intended to constitute liquidated damages. The rights and remedies of the Servicer under this Agreement are cumulative with, and not exclusive of, any other rights or remedies which it would otherwise have.

      Section 4.02 Waiver of Defaults.

      The Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Section 4.03 Other Remedies of Servicer.

      During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Servicer, in addition to the rights specified in Section 4.01, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

      Section 5.01 Termination.

      Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee) (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (vi) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; (iv) if the Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, without limitation, by reason of any Event of Default) and the Trustee shall either assume or terminate the Sub-Servicer in accordance with
Section 4.16 of the Pooling and Servicing Agreement, or (v) upon termination of the Pooling and Servicing Agreement.

      In the event the Sub-Servicer is not an acceptable or approved master servicer or primary servicer to the Rating Agencies at the time the Trustee or a successor Servicer becomes successor Servicer, the Sub-Servicer shall have 30 days after notice from the Trustee or the successor Servicer to either (i) cure such failure or (ii) assign this Agreement to a Successful Sub-Servicing Bidder (as defined below) subject, if applicable, to the terms of the Mortgage Loan documents. If the Sub-Servicer fails to either (i) cure such failure or (ii) assign this Agreement to a Successful Sub-Servicing Bidder, the Trustee or the successor Servicer may terminate this Agreement.

      A "Successful Sub-Servicing Bidder" will be any prospective sub-servicer candidate reasonably acceptable to the Depositor, the successor Servicer and acceptable to the Rating Agencies, as evidenced by written confirmation from the Rating Agencies that the assumption by such Successful Sub-Servicing Bidder of this Agreement, will not cause the downgrade, withdrawal or qualification of the then current ratings of the Certificates or violate the terms of any Mortgage Loan documents, which candidate would be eligible to act as Sub-Servicer under this Agreement.

      Section 5.02 Termination With Cause.

      The Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans, as follows:

      (a) as provided in Section 4.01 of this Agreement upon the occurrence of an Event of Default;

      (b) following the breach of any representation or warranty under this Agreement; or

      (c) either Rating Agency (A) reduces the rating assigned by it to one or more Classes of the respective Certificates (or places such rating on "watch" status) as a result of the sub-servicing of the Mortgage Loans by the Sub-Servicer, or (B) advises the Servicer or Trustee that it will cause a qualification, downgrade or withdrawal (or place on "watch" status) of such rating due to the continued servicing by the Sub-Servicer.

      Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

      Section 5.03 Reserved.

      Section 5.04 Termination of Duties with Respect to Specially Serviced Mortgage Loans.

      At such time as any Mortgage Loan becomes a Specially Serviced Mortgage Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Mortgage Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease in accordance with Section 3.01(c) of this Agreement. The Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Mortgage Loans to the extent set forth in Section 3.01 of this Agreement. If a Specially Serviced Mortgage Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Loan pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.01 Successor to the Sub-Servicer.

      Prior to termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.

      Section 6.02 Financial Statements.

      The Sub-Servicer shall, upon the request of the Servicer, make available its financial statements and other records relevant to the performance of the Sub-Servicer's obligations hereunder.

      Section 6.03 Closing.

      The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans shall take place on the Closing Date. At the Servicer's option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

      The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

      Section 6.04 Closing Documents.

      The Closing Documents shall consist of all of the following documents:

      (a) to be provided by the Sub-Servicer:

            (1) this Agreement executed by the Sub-Servicer;

            (2) an Officer's Certificate of the Sub-Servicer, dated the Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

            (3) an Opinion of Counsel of the Sub-Servicer, dated the Closing Date and substantially in the form of Exhibit D hereto; and

            (4) the account certifications in the form of Exhibit F hereto required by Sections 3.01(c)(3), (5) & (6) of this Agreement, fully completed; and

      (b) to be provided by the Servicer:

            (1) this Agreement executed by the Servicer; and

            (2) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

            (3) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

      Section 6.05 Notices.

      Except as provided herein, all demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

                  (i) if to the Servicer:

                       Wachovia Bank, National Association

                        Commercial Real Estate Services
                        NC 1075
                        8739 Research Drive, URP-4
                        Charlotte, North Carolina 28288-1075
                        Fax No. (704) 715-0036
                        Reference: GE Commercial Mortgage Corporation,
                                            Series 2006-C1


                        with a copy to:

                        Lars Carlsten
                        c/o Wachovia Bank, National Association
                        301 S. College St., TW-30
                        Charlotte, North Carolina 28288-0630
                        Reference: GE Commercial Mortgage Corporation,
                                           Series 2006-C1

                  (ii) if to the Sub-Servicer:

                        Bank of America, National Association
                        Capital Markets Servicing Group
                        900 West Trade Street
                        Suite 650
                        NC1-026-06-01
                        Charlotte, North Carolina  28255
                        Fax No. (704) 317-4501
                        Attention: Servicing Manager
                        Reference: GE Series 2006-C1

                        with copy to:

                        Henry A. LaBrun
                        Cadwalader, Wickersham & Taft
                        227 West Trade Street, 24th Floor
                        Charlotte, NC  28202

or such other address as may hereafter be furnished to the other party by like notice.

      Section 6.06 Severability Clause.

      Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

      Section 6.07 Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      Section 6.08 Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

      Section 6.09 Protection of Confidential Information.

      The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Servicer, the Depositor, the Special Servicer or the Trustee, without the Servicer's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

      Section 6.10 Intention of the Parties.

      It is the intention of the parties that the Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto.

      Section 6.11 Third Party Beneficiary.

      The Depositor, the Trustee, for the benefit of the Certificateholders and the Trustee (as holder of the Uncertificated Lower-Tier Interests, shall be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust Fund, any successor Servicer, or any Certificateholder or any holder of a Serviced Pari Passu Loan or Serviced B Note shall have any duties under this Agreement or any liabilities arising herefrom.

      Section 6.12 Successors and Assigns; Assignment of Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Servicer and the respective successors and assigns of the Sub-Servicer and the Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, by reason of an Event of Default (as defined therein)), the Trustee or its designee shall thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Servicer under this Agreement.

      Section 6.13 Waivers.

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      Section 6.14 Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      Section 6.15 General Interpretive Principles.

      The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 6.16 Complete Agreement.

      This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

      Section 6.17 Further Agreement.

      The Sub-Servicer and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 6.18 Amendments.

      This Agreement may only be amended with the consent of the Sub-Servicer and the Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

      IN WITNESS WHEREOF, the Sub-Servicer and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By:   /s/ Connie M. Bowman
                                       ---------------------------------------
                                       Name:  Connie M. Bowman
                                       Title: Associate



                                    BANK OF AMERICA, N.A.


                                    By:   /s/ Sean D. Reilly
                                       ---------------------------------------
                                       Name:  Sean D. Reilly
                                       Title: Principal

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                                 Bank of America Exhibit A
                                        GE 2006-C1


        Property                                         Balance          Sub-Service Fee
 14     Michelin North America                          24,500,000            0.0001
 17     Messina & Palermo Apartments                    19,951,392            0.0001
17.1    Messina Apartments and Two Retail Buildings     11,117,685            0.0000
17.2    Palermo Apartments                               8,833,707            0.0000
 20     Storage Express Portfolio                       17,685,000            0.0001
20.1    Storage Express - Lauderhill                    12,585,000            0.0000
20.2    Storage Express - Pompano Beach                  5,100,000            0.0000
 21     Raley's Stockton                                16,227,406            0.0001
 28     Self Storage I - Honolulu, HI                   12,573,400            0.0001
 32     University Commons-Norman                       11,728,950            0.0001
 34     707 S. Garfield Avenue                          10,984,516            0.0001
 38     AAA Quality Self Storage                        10,000,000            0.0001
 40     Oak Tree Village                                 9,680,000            0.0001
 44     Victorian Village Townhomes                      8,800,000            0.0001
 45     Abby Self Storage                                8,780,000            0.0001
 65     Lake Arbor Plaza Shopping Center                 7,000,000            0.0001
 95     Bay Area Self Storage                            4,762,500            0.0001
 103    College Park Storage Center                      4,244,130            0.0001
 105    Brookstone Village Apartments                    4,141,237            0.0001
 121    Walgreens - Pueblo, CO                           3,412,500            0.0001
 123    Walgreens - Otsego                               3,204,500            0.0001
 127    Walgreens - San Angelo                           3,100,000            0.0001
 131    Walgreens - Key Largo                            2,990,600            0.0001
 139    Almond Tree Storage                              2,200,000            0.0001
 HFF    Weston Ranch - Sterling                          4,000,000            0.0005
 HFF    Shops at Weston Ranch - Sterling                 2,200,000            0.0005

                                    EXHIBIT B

                      SUB-SERVICER'S OFFICER'S CERTIFICATE

      I, ______________________________, hereby certify that I am the duly elected __________________________ of [Sub-Servicer], a corporation organized under the laws of the State of ______________________ (the "Sub-Servicer") and further as follows:

1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the articles of incorporation of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since _______________________________.

2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ____________.

3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Sub-Servicer, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of _________, 200__ (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and Wachovia Bank, National Association and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since
      ____________________.

5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sub-Servicer of or compliance by the Sub-Servicer with the Sub-Servicing Agreement or the consummation of the transactions contemplated by the Sub-Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Sub-Servicer.

6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Sub-Servicing Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Sub-Servicer, the terms of any indenture or other agreement or instrument to which the Sub-Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Sub-Servicer is subject or by which it is bound.

7. There is no action, suit, proceeding or investigation pending or to the best of my knowledge threatened against the Sub-Servicer which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Sub-Servicer or in any material impairment of the right or ability of the Sub-Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Sub-Servicer or which would draw into question the validity of the Sub-Servicing Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Sub-Servicer to perform under the terms of the Sub-Servicing Agreement.

8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

9. The Sub-Servicer is duly authorized to engage in the transactions described and contemplated in the Sub-Servicing Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.

Dated:                                    By
      ------------------------------          --------------------------------
                                          Name:
                                               --------------------------------
            [Seal]                        Title:  [Vice] President

      I, _______________________, an [Assistant] Secretary of [Sub-Servicer], hereby certify that ___________________________ is the duly elected, qualified and acting [Vice] President of the Sub-Servicer and that the signature appearing above is [her] [his] genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:                                    By
      ------------------------------          --------------------------------
                                          Name:
                                              --------------------------------
            [Seal]                        Title:  [Assistant] Secretary

                                    EXHIBIT 5

                                       to

                      Sub-Servicer's Officer's Certificate



Name                                Title                   Signature
----                                -----                   ---------

--------------------------------

--------------------------------

--------------------------------

--------------------------------

                                    EXHIBIT C

                         POOLING AND SERVICING AGREEMENT

                         [SEE EXHIBIT 4.1 TO FORM 8-K]

                                    EXHIBIT D

                          FORM OF SUB-SERVICER OPINION

      Based upon the foregoing, I am of the opinion that:

      i. The Sub-Servicer is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of _____________________ and has the requisite power and authority, corporate or other, to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Sub-Servicing Agreement.

      ii. The Servicing Agreement has been duly and validly authorized, executed and delivered by the Sub-Servicer and, upon due authorization, execution and delivery by the Servicer will constitute the valid, legal and binding agreements of the Sub-Servicer, enforceable against the Sub-Servicer in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

      iii. No consent, approval, authorization or order of the State of __________________________ or federal court or governmental agency or body is required for the consummation by the Sub-Servicer of the transactions contemplated by the terms of the Servicing Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

      iv. The fulfillment by the Sub-Servicer of the terms of the Servicing Agreement will not result in a breach of any term or provision of the charter or bylaws of the Sub-Servicer or any State of _________________ or federal statute or regulation or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other material agreement or instrument to which the Sub-Servicer is a party or by which it is bound or any order or regulation of the State of _______ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Sub-Servicer.

      This opinion letter is rendered for the sole benefit of the persons or entities to which it is addressed, and no other person or entity, except ___________________, is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent, except that copies of this opinion letter may be distributed to the parties to the transaction contemplated by the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    EXHIBIT E

                        QUARTERLY SERVICING CERTIFICATION

Sub-Servicer:
            ------------------


RE:   Series ________

Pursuant to the Servicing Agreement(s) between Wachovia Bank, National Association and [Sub-Servicer], we certify with respect to each mortgage loan serviced by us for Wachovia Bank, National Association that, as of the quarter ending ____________________, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

EXCEPTIONS:
            ------------------------------------------------------------------




------------------------------            ------------------------------
Servicing Officer                         Date

                                    EXHIBIT F

                          FORM OF ACCOUNT CERTIFICATION

Securitization:
               ---------------------------------------------------------------
Sub Servicer:
               ---------------------------------------------------------------

  ___   New Account                          ___  Change of Account Information

Indicate purpose of account (check all that apply):

  ___   Principal & Interest                 ___  Deposit Clearing
  ___   Taxes & Insurance                    ___  Disbursement Clearing
  ___   Reserves (non-interest bearing)      ___  Suspense

        Reserves (interest bearing)

Account Number:
               ---------------------------------------------------------------
Account Name:
             ---------------------------------------------------------------

Depository Institution (and Branch):

        Name:
             -------------------------------------------------------------------
        Street:
               -----------------------------------------------------------------

        City, State, Zip:
                         -------------------------------------------------------

        Rating Agency:                           Rating:
                     ---------------------              -----------------------

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:
            ---------------------------------------------------------------
Signature:
          -----------------------------------------------------------------
Title:
      ---------------------------------------------------------------------
Date:
     ----------------------------------------------------------------------
Telephone:                                           Fax:
         -----------------------------                   ---------------------
------------------------------------------------------------------------------

                                    EXHIBIT G

                                     FORM OF
                                COLLECTION REPORT

                                  Series _____

                              Month of ____________

------------------------------------------------------------------------------------------------------------------------------------

                Subservicers
  Master          Scheduled                          Scheduled              Scheduled  Scheduled  Scheduled               Curtailed
 Services      Loan     Due      Mtg       Net       Beginning    Schedule  Principal  Interest   Service    Curtailed    Prepayment
  Loan #         #      Date     Rate   Mtg Rate     Balance    P&I Amount  Payment    Payment     Fee      Prepayment     Date
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Totals                                                 0.00       0.00       0.00       0.00      0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


  Master      Prepayment      Other     Actual   Actual Net   Actual                                     Payment
 Services      Interest     Principal  Principal  Interest   Service   Late     Assumption   Additional   Loan
  Loan #     Excess/Short  Adjustment   Payment    Payment    Fees    Charges      Fees          Fees     Status
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Totals                  0.00       0.00       0.00     0.00     0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                                                       Total Reserve
  Master                  Scheduled   Actual Loan Bal        Next          Bal
 Services    Distribution  Ending        As of               Payment      As Of              Date of
  Loan #        Amount     Balance    Distribution Date       Due      Prior Month End      Maturity
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Totals               0.00      0.00              0.00                      0.00
-----------------------------------------------------------------------------------------------------------------

Loan
Status

       A - payment not received but still in grace period
       B - late payment but less than 1 month delinquent
       O - Current
       1 - One month delinquent
       2 - Two months delinquent
       3 - Three months delinquent
       4 - Assumed Schedule Payment
       5 - Prepaid in Full
       6 - Specially Serviced
       7 - in foreclosure
       9 - REO
       10 - DPO
       11 - Modification

Prepared By
Approved By

                                    EXHIBIT H

                        FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer:
              ------------------------



RE:  Series ______

Pursuant to the Sub-Servicing Agreement(s) between Wachovia Bank, National Association and [Sub-Servicer], based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, we certify with respect to each Mortgage Loan serviced by us for Wachovia Bank, National Association that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).


-------------------------                ----------------------------
Servicing Officer                         Date

                                    EXHIBIT I

                                    Reserved.

                                    EXHIBIT J

                    MONTHLY SERVICING ACCOUNTS CERTIFICATION

Servicer:
          ------------------------



RE:   Series ______________

Pursuant to the Servicing Agreement(s) between Wachovia Bank, National Association and the above named Servicer, I certify with respect to each transaction serviced by us, as noted above, for Wachovia Bank, National Association that as of ________________ (Determination Date) all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Servicer's management, except as otherwise noted below:

EXCEPTIONS:
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





-----------------------------             ------------------------------
Servicing Officer                         Date

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I      DEFINITIONS...................................................1

      Section 1.01   Defined Terms...........................................1

ARTICLE II     SERVICER'S ENGAGEMENT OF SUB-SERVICER TO PERFORM
               SERVICING RESPONSIBILITIES....................................2

      Section 2.01   Contract for Servicing; Possession of Mortgage
                     Loan Documents..........................................2

      Section 2.02   Notice of Breach of Representations and Warranties......3

ARTICLE III    SERVICING OF THE MORTGAGE LOANS...............................3

      Section 3.01   Sub-Servicer to Service.................................3

      Section 3.02   Merger or Consolidation of the Sub-Servicer............12

      Section 3.03   Limitation on Liability of the Sub-Servicer and
                     Others.................................................13

      Section 3.04   Sub-Servicer Not to Resign.............................13

      Section 3.05   No Transfer or Assignment of Servicing.................13

      Section 3.06   Indemnification........................................14

ARTICLE IV     DEFAULT......................................................14

      Section 4.01   Events of Default......................................14

      Section 4.02   Waiver of Defaults.....................................18

      Section 4.03   Other Remedies of Servicer.............................18

ARTICLE V      TERMINATION..................................................18

      Section 5.01   Termination............................................18

      Section 5.02   Termination With Cause.................................19

      Section 5.03   Reserved...............................................20

      Section 5.04   Termination of Duties with Respect to Specially
                     Serviced Mortgage Loans................................20

ARTICLE VI     MISCELLANEOUS................................................20

      Section 6.01   Successor to the Sub-Servicer..........................20

      Section 6.02   Financial Statements...................................20

      Section 6.03   Closing................................................20

      Section 6.04   Closing Documents......................................21

      Section 6.05   Notices................................................21

      Section 6.06   Severability Clause....................................22

      Section 6.07   Counterparts...........................................23

      Section 6.08   Governing Law..........................................23

      Section 6.09   Protection of Confidential Information.................23

      Section 6.10   Intention of the Parties...............................23

      Section 6.11   Third Party Beneficiary................................23

      Section 6.12   Successors and Assigns; Assignment of Agreement........23

      Section 6.13   Waivers................................................24

      Section 6.14   Exhibits...............................................24

      Section 6.15   General Interpretive Principles........................24

      Section 6.16   Complete Agreement.....................................24

      Section 6.17   Further Agreement......................................24

      Section 6.18   Amendments.............................................24



EXHIBIT A      MORTGAGE LOAN SCHEDULE......................................A-1
EXHIBIT B      SUB-SERVICER'S OFFICER'S CERTIFICATE........................B-1
EXHIBIT 5      SUB-SERVICER'S OFFICER'S CERTIFICATE........................5-1
EXHIBIT C      POOLING AND SERVICING AGREEMENT.............................C-1
EXHIBIT D      FORM OF SUB-SERVICER OPINION................................D-1
EXHIBIT E      FORM OF QUARTERLY SERVICING CERTIFICATION...................E-1
EXHIBIT F      FORM OF ACCOUNT CERTIFICATION...............................E-1
EXHIBIT G      FORM OF COLLECTION REPORT...................................G-1
EXHIBIT H      FORM OF CERTIFICATE OF INSURANCE............................H-1
EXHIBIT I      RESERVED....................................................I-1
EXHIBIT J      FORM OF MONTHLY SERVICING ACCOUNTS CERTIFICATION............J-1